INVESTMENTS IN DIRECT FINANCING LEASES	12 Months Ended
Dec. 31, 2015
Net Investment in Direct Financing and Sales Type Leases [Abstract]
INVESTMENTS IN DIRECT FINANCING LEASES
INVESTMENTS IN DIRECT FINANCING LEASES

As at December 31, 2015, 14 of the Company's VLCCs and Suezmaxes were chartered to Frontline Shipping on long-term, fixed rate time charters which extend for various periods depending on the age of the vessels, ranging from approximately four to eleven years. Frontline Shipping is a subsidiary of Frontline, a related party, and the terms of the charters do not provide them with an option to terminate the charter before the end of its term.

Additionally, one of the Company's offshore supply vessels is chartered on a long-term bareboat charter to DESS Cyprus Limited, a wholly owned subsidiary of Deep Sea Supply Plc. ("Deep Sea"), a related party. Another of the Company's offshore supply vessels is chartered on a long-term bareboat charter to Deep Sea Supply Shipowning II AS, a wholly-owned subsidiary of Deep Sea Supply BTG AS ("Deep Sea Supply BTG"), which is a joint venture owned 50% by Deep Sea and 50% by BTG Pactual Oil & Gas Empreendimentos e Particapacoes S.A. ("BTG Pactual"). The terms of the charters provide the charterer with various call options to acquire the vessels at certain dates throughout the charters, which expire in 2020.

The above 16 of the Company's assets were accounted for as direct financing leases at December 31, 2015 (2014: 19), all of which are leased to related parties.

The following lists the components of the investments in direct financing leases as at December 31, 2015, and December 31, 2014:

(in thousands of $)	2015	2014
Total minimum lease payments to be received	825,460	1,174,327
Less: amounts representing estimated executory costs including profit thereon, included in total minimum lease payments	(362,959)	(330,056)
Net minimum lease payments receivable	462,501	844,271
Estimated residual values of leased property (un-guaranteed)	195,238	239,002
Less: unearned income	(146,296)	(243,419)
	511,443	839,854
Less: deferred deemed equity contribution	—	(86,585)
Less: unamortized gains	—	(6,738)
Total investment in direct financing and sales-type leases	511,443	746,531
Current portion	37,145	37,517
Long-term portion	474,298	709,014
	511,443	746,531

On June 5, 2015, amendments were made to the charter agreements with Frontline Shipping, which related to 12 VLCCs and five Suezmax tankers accounted for as direct financing leases. Three of the Suezmax tankers have since been sold. The amendments, which are presented in more detail in Note 23: Related party transactions, resulted in a reduction in minimum lease payments to be received and an increase in executory costs from July 1, 2015, onwards. These amendments, together with the $150.2 million fair value of Frontline shares received as compensation, are reflected in the above position as at December 31, 2015. Under the provisions of ASC Topic 840 “Leases”, the modifications to the lease agreements do not constitute new leases. In the course of re-stating the amended leases, it was concluded that the amortization of the deferred deemed equity contribution and other gains is no longer appropriate, and these items are now incorporated into the revised lease schedules.

An impairment charge of $13.2 million was recorded against the carrying value of the two offshore supply vessels accounted for as direct financing lease assets in the year ended December 31, 2015. One of these vessels was sold in February 2016 (see Note 27: Subsequent events).

The minimum future gross revenues to be received under the Company's non-cancellable direct financing leases as of December 31, 2015, are as follows:

(in thousands of $) Year ending December 31,
2016	109,340
2017	109,042
2018	109,042
2019	109,042
2020	96,410
Thereafter	292,584
Total minimum lease revenues	825,460